Offerings - Offering: 1	Sep. 17, 2024 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	9,301
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 9,301,000.00
Fee Rate	0.01476%
Amount of Registration Fee	$ 1,372.83
Offering Note	Fee Rule 457(r)